ION Earnings Call – Q3 2014 Earnings Call Presentation November 6, 2014

Corporate Participants and Contact Information CONTACT INFORMATION If you have technical problems during the call, please contact DENNARD–LASCAR Associates at 713 529 6600. If you would like to view a replay of today's call, it will be available via webcast in the Investor Relations section of the Company's website at www.iongeo.com for approximately 12 months. BRIAN HANSON President and Chief Executive Officer GREG HEINLEIN Senior Vice President and Chief Financial Officer 2

Forward-Looking Statements The information included herein contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Actual results may vary fundamentally from those described in these forward-looking statements. All forward-looking statements reflect numerous assumptions and involve a number of risks and uncertainties. These risks and uncertainties include risk factors that are disclosed by ION from time to time in its filings with the Securities and Exchange Commission. 3

ION Q3 2014 Results 4 • Q3 revenues $107M, up 33% Y/Y • YTD Q3 revenues $373M, up 13%, primarily driven by OceanGeo • Base revenues, operating margins and operating income impacted by reduced exploration spending • Trend likely to continue through 2016 0 25 50 75 100 125 Revenue $M Q3 13 Q3 14 0 100 200 300 400 YTD 13 YTD 14 Adjusted Diluted EPS (0.13) (0.15) $(0.20) $(0.15) $(0.10) $(0.05) $- $0.05 Q3 13 Q3 14 (Adjusted) (0.12) (0.14) $(0.20) $(0.15) $(0.10) $(0.05) $- $0.05 YTD 13 (Adjusted) YTD 14 (Adjusted)

ION Q3 14 Results  Proactively managing through the downturn – Reduced costs and exercising spending discipline – Executing solutions strategy – Focusing on cash flow  Strong and well positioned for eventual upturn – Business more E&P focused – Generating cash – Diversified portfolio to span entire E&P lifecycle  OceanGeo gaining industry recognition in OBS market  Successfully entered 3D market with Ireland survey  Expanding software portfolio with solution for managing simultaneous operations – Strong balance sheet and proven ability to generate cash in a down market 5 Porcupine regionally-calibrated 3D multi-client survey New software solution for managing simultaneous operations

6 ION Q3 14 Highlights - 40 80 120 Q3 13 Q3 14 Software Systems Solutions Revenue $M Ocean Bottom -18% -5% -20% -15% -10% -5% 0% 5% Op. Margin % Q3 13 Q3 14 (Adjusted) • Revenues up 33% Y/Y • Solutions up 6% • Software up 9% • Systems down 6% • OceanGeo revenues from West Africa project • Operating Margin up to -5% • Improved margins in Solutions • Adjusted EBITDA up to $13M • Improved mix of revenues within Solutions • EPS of ($0.15) (0.13) (0.15) $(0.20) $(0.15) $(0.10) $(0.05) $- $0.05 Adjusted Diluted EPS Q3 13 Q3 14 (Adjusted) -5 0 5 10 15 Q3 13 Adjusted EBITDA $M Q3 14

Solutions Segment Financial Overview – Q3 14 7 - 10 20 30 40 50 Q3 13 Q3 14 Revenue by Type $M Data Processing Data Libraries New Ventures Multi-client Investment Year-to-Date $M 86 57 - 20 40 60 80 100 • Solutions segment revenues up 6% Y/Y: • New Ventures up 54% • Data libraries down 37% • Data processing down 8% • Impacted by continued softness in exploration spending • Improved operating margins: •Mix of new venture programs • Reduced cost structure • Exercising spending discipline; $57M YTD investment in library YTD 13 YTD 14 -29% -13% -30% -20% -10% 0% Q3 13 Q3 14 Op. Margin % (Adjusted)

Software Segment Financial Overview – Q3 14 - 2 4 6 8 10 12 Q3 13 Q3 14 Services Software Systems 8 Revenue by Type $M 62% 56% 0% 20% 40% 60% 80% Q3 13 Q3 14 Op. Margin %  Software segment revenues up 9% Y/Y  Increased Orca® and Gator® licensing revenues  Increased R&D investment in new E&P software solutions for managing simultaneous operations  Two NarwhalTM deployments in production; recently signed first production simultaneous operations engagement

Systems Segment Financial Overview – Q3 14 - 10 20 30 Q3 13 Q3 14 Towed Streamer Equipment Other 9 Revenue by Type $M 14% 12% 0% 4% 8% 12% 16% Q3 13 Q3 14 Op. Margin %  Systems segment revenues down 6% Y/Y  Reduced sales of sensor geophone strings  New marine positioning products and repair and replacement revenues flat Y/Y  Decreased operating margins as a result of continued development of next generation ocean bottom systems (Adjusted)

Ocean Bottom Services Segment Financial Overview – Q3 14  Revenues of $25M on West Africa project (to complete 4Q this year)  Operating profit of $2M, or 7% operating margin  Targeting areas with significant tendering activity 10 - 5 10 15 20 25 30 Revenue Op. Profit Q3 14 ($M)

INOVA Geophysical Financial Overview – Q3 14 11 - 5 10 15 20 25 30 35 40 45 Q3 13 Q3 14 Q3 Revenues $M Q3 2014 – In ION Q4 14 Results • Estimated revenues of $12 to $14M with operating loss of $(9) to $(11M) ION to share in 49% of INOVA’s results. Q2 2014 – In ION Q3 14 Results • Revenues of $11M, net loss of $(11M) • Impacted by soft land seismic market • Significantly reduced equipment purchases by BGP 0 10 20 30 40 50 60 70 Q2 13 Q2 14 Q2 Revenues $M Q2 Op. Profit -12 -10 -8 -6 -4 -2 0 2 4 Q2 13 Q2 14 -10 -8 -6 -4 -2 0 2 Q3 13 Q3 14 Q3 Op. Profit (Adjusted)

12 Financial Overview Cash Flow SUMMARIZED CASH FLOW $ Thousands YTD Sep-13 YTD Sep-14 Cash from operations 35,733$ 59,483$ Working capital 42,782 27,493 Multi-client investment (86,346) (57,340) PP&E Capital Expenditures (13,539) (6,842) Net proceeds from sale of Source product line - 14,394 Free Cash Flow (21,370) 37,188 Notes issuance (net) / Pay down of revolver 71,019 (35,000) Other Investing & Financing (22,035) (20,397) Net change in Cash 27,614 (18,209) Cash & Cash Equiv. (Beg. of Period) 60,971 148,056 Cash & Cash Equiv. (End of Period) 88,585$ 129,847$ Total Long-Term Debt (185,723) (185,484) Net Debt (97,138)$ (55,637)$ Entered into new credit facility

Summary 13  Proactively managing through the downturn – Focusing on cash – Exercising spending discipline – Continuing to diversify portfolio throughout E&P lifecycle

14 Q&A

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